                   THIS PAGE MUST BE KEPT WITH THE DOCUMENT.


                       THIRD AMENDMENT TO LOAN AGREEMENT

04/25/97 12:24 pm

                                                                    Exhibit 10.4

                       THIRD AMENDMENT TO LOAN AGREEMENT


     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of the 29th day of March, 1996 (the "Amendment Date"), by and among CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONSBANK, N.A., BANQUE PARIBAS, UNION BANK, CORESTATES BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, NATWEST BANK N.A., FIRST NATIONAL BANK OF MARYLAND, VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, BANQUE FRANCAISE DU COMMERCE EXTERIEUR, PRIME INCOME TRUST, SENIOR DEBT PORTFOLIO, MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., AERIES FINANCE LTD. AND MERRILL LYNCH PRIME RATE PORTFOLIO (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC. and CHEMICAL BANK, as Documentation Agents (in such capacity, the "Documentation Agents"), TORONTO DOMINION (TEXAS), INC., CHEMICAL BANK, CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and NATIONSBANK, N.A., as Managing Agents (collectively in such capacity, the "Managing Agents"), BANQUE PARIBAS and UNION BANK, as Co-Agents (collectively in such capacity, the "Co-Agents") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent for the Documentation Agents, the Managing Agents, the Co-Agents and the Banks (the "Administrative Agent," and together with the Documentation Agents, the Managing Agents and the Co-Agents, the "Agents"),

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Agents, the Borrower, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of September 29, 1995, as amended by that certain First Amendment to Loan Agreement dated as of October 31, 1995, as amended by that certain Second Amendment to Loan Agreement dated as of January 16, 1996 (as further amended, modified and supplemented from time to time, the "Loan Agreement"); and

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend certain provisions of the Loan Agreement to provide for an $80,000,000 increase of the Revolving Loan Commitment (as defined in the Loan Agreement) to a principal amount not to exceed $100,000,000 in the aggregate, the proceeds of which increase shall be used by the Borrower to acquire certain cable properties from Cencom Cable Income Partners, L.P. and an office building from AEtna Life Insurance Company; and

     WHEREAS, the Agents and the Banks are willing to consent to such amendments and such other matters as set forth herein on the terms and conditions contained herein in return, in part, for the payment of the Amendment Fee (as defined herein);

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendments to Article 1.
          -----------------------

     (a)  Article 1 of the Loan Agreement, Definitions, is hereby amended by
                                           -----------
deleting the existing definitions of "Commitment Ratios," "Loan Documents,"
                                      -----------------    --------------
"Revolving Loan Commitment" and "Revolving Loan Notes" in their respective
--------------------------       --------------------
entireties and by substituting the following therefor:

          "`Commitment Ratios' shall mean the percentages in which the Banks are
            -----------------
     severally bound to make Advances to the Borrower under the respective Commitments, as set forth below (together with dollar amounts) as of the date of the Third Amendment to this Agreement:

                                         Portion of
                        Portion of       Revolving       Portion of                       Term Loan      Revolving      Fund Loan
                        Term Loan           Loan          Fund Loan     Total Dollar     Commitment        Loan        Commitment
   Banks                Commitment       Commitment      Commitment      Commitment         Ratio       Commitment        Ratio
-----------             ----------       ----------      ----------      ----------      ----------     ----------     ----------
Toronto               $ 9,856,000.01   $14,703,999.99  $18,250,000.00  $42,810,000.00   3.520000001%   14.703999999%  21.470588235%
Dominion
(Texas), Inc.

Chemical Bank          13,189,333.33    16,370,666.67  $18,250,000.00   47,810,000.00   4.710476190%   16.370666667%  21.470588235%

CIBC Inc.              33,189,333.33    16,370,666.67            0.00   49,560,000.00  11.853333333%   16.370666667%   0.000000000%

Credit                 33,189,333.33    16,370,666.67            0.00   49,560,000.00  11.853333333%   16.370666667%   0.000000000%

Lyonnais
Cayman
Island Branch

NationsBank, N.A.      33,189,333.33    16,370,666.67            0.00   49,560,000.00  11.853333333%   16.370666667%   0.000000000%

Banque Paribas         19,026,666.67     2,073,333.33            0.00   21,100,000.00   6.795238095%    2.073333333%   0.000000000%

Union Bank             29,026,666.67     2,073,333.33            0.00   31,100,000.00  10.366666667%    2.073333333%   0.000000000%

CoreStates             14,000,000.00    11,000,000.00    5,000,000.00   30,000,000.00   5.000000000%   11.000000000%   5.882352941%
Bank, N.A.

                                         Portion of
                        Portion of       Revolving       Portion of                       Term Loan      Revolving      Fund Loan
                        Term Loan           Loan          Fund Loan     Total Dollar     Commitment        Loan        Commitment
   Banks                Commitment       Commitment      Commitment      Commitment         Ratio       Commitment        Ratio
-----------             ----------       ----------      ----------      ----------      ----------     ----------     ----------
The Long-              14,000,000.00     1,000,000.00            0.00   15,000,000.00   5.000000000%    1.000000000%   0.000000000%
Term Credit
Bank of
Japan, Ltd.

Mercantile             14,000,000.00     1,000,000.00            0.00   15,000,000.00   5.000000000%    1.000000000%   0.000000000%
Bank of St.
Louis National
Association

NatWest Bank N.A.      14,000,000.00     1,000,000.00            0.00   15,000,000.00   5.000000000%    1.000000000%   0.000000000%

First National         14,000,000.00     1,000,000.00            0.00   15,000,000.00   5.000000000%    1.000000000%   0.000000000%
Bank of
Maryland

Van Kampen             30,000,000.00             0.00    8,500,000.00   38,500,000.00  10.714285714%    0.000000000%  10.000000000%
American
Capital Prime
Rate Income
Trust

Banque Francaise du     9,333,333.33       666,666.67            0.00   10,000,000.00   3.333333332%    0.666666667%   0.000000000%
Commerce
Exterieur

Prime Income Trust              0.00             0.00   10,000,000.00   10,000,000.00   0.000000000%    0.000000000%  11.764705882%

Merrill Lynch                   0.00             0.00    5,000,000.00    5,000,000.00   0.000000000%    0.000000000%   5.882352941%
Senior
Floating Rate
Fund, Inc.

Senior Debt                     0.00             0.00    5,000,000.00    5,000,000.00   0.000000000%    0.000000000%   5.882352941%
Portfolio

Aeries                          0.00             0.00   10,000,000.00   10,000,000.00   0.000000000%    0.000000000%  11.764705882%
Finance Ltd.

Merrill Lynch                   0.00             0.00    5,000,000.00    5,000,000.00   0.000000000%    0.000000000%   5.882352941%
Prime Rate
Portfolio

      Total          $280,000,000.00  $100,000,000.00  $85,000,000.00 $465,000,000.00           100%            100%           100%"

          "'Loan Documents' shall mean, without limitation, this Agreement, the
            --------------
     Notes, the Security Documents, the Subordination of Management and Financial Advisory Fees Agreement, the Subordination Agreement, all Requests for Advances, all Interest Rate Hedge Agreements and reimbursement agreements with respect to letters of credit permitted under Sections 7.1(e) and (g) hereof, in each case, between the Borrower, on the one hand, and the Banks and the Agents, or any of them, on the other hand, and all other documents and agreements executed and delivered in connection with the making of the Loans."

          "'Revolving Loan Commitment' shall mean the several obligations of the
            -------------------------
     Banks issuing a Revolving Loan Commitment as indicated in the definition of "Commitment Ratios" to advance the sum of up to $100,000,000 at any one time outstanding, in accordance with their respective Revolving Loan Commitment Ratios set forth in the definition of "Commitment Ratios," to the Borrower pursuant to the terms hereof, as such obligations may be reduced from time to time pursuant to the terms hereof."

          "'Revolving Loan Notes' shall mean those certain amended and restated
            --------------------
     revolving promissory notes (including Registered Notes) in the aggregate principal amount of $100,000,000, one such note issued to each of the Banks having a Revolving Loan Commitment hereunder by the Borrower, each one substantially in the form of Exhibit A to the Third Amendment to this
                                  ---------
     Agreement, and any extensions, renewals, amendments or substitutions to any of the foregoing."

     (b)  Article 1 of the Loan Agreement, Definitions, is hereby further
                                           -----------
amended by adding the following definitions in the appropriate alphabetical order:

          "`CCIP Acquisition Agreement' shall mean that certain Asset Purchase
            --------------------------
     Agreement dated as of July 1, 1995 among Cencom Cable Income Partners, L.P., the Borrower, Charter Communications Properties, Inc. and Charter Communications Entertainment I, L.P. with respect to the acquisition by the Borrower of certain cable television assets of Cencom Cable Income Partners, L.P., as such agreement may be amended, modified or supplemented from time to time, together with all exhibits, schedules and appendices thereto, all of which shall be in form and substance satisfactory to the Administrative Agent."

          "`CCIP Assets' shall mean those cable television assets of Cencom
            -----------
     Cable Income Partners, L.P. to be acquired by the Borrower pursuant to the CCIP Acquisition Agreement."

          "`Office Building Acquisition Agreement' shall mean that certain
            -------------------------------------
     Purchase and Sale Agreement dated February 16, 1996 between AEtna Life Insurance Company and Charter Communications, Inc., as assigned to the Borrower by

     Assignment dated March 29, 1996, with respect to the acquisition by the Borrower for a purchase price not to exceed $3,650,000 of a three building office complex located in Town and Country, Missouri, as such agreement may be amended, modified or supplemented from time to time, together with all exhibits, schedules and appendices thereto, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent."

          "`Office Building Acquisition Date' shall mean the date on which the
            --------------------------------
     Borrower acquires the Office Building Assets pursuant to the Office Building Acquisition Agreement."

          "`Office Building Assets' shall mean the three building office complex
            ----------------------
     located in Town and Country, St. Louis County, Missouri to be acquired by the Borrower pursuant to the Office Building Acquisition Agreement."

     2.   Amendments to Article 2.
          -----------------------

     (a)  Section 2.5 of the Loan Agreement, Revolving Loan Commitment
                                             -------------------------
Reductions, is hereby amended by deleting existing subsection (a) thereto in its
----------
entirety and by substituting the following therefor:

          "(a) Mandatory.  Commencing September 30, 1997 and at the end of each
               ---------
     calendar quarter thereafter, the Revolving Loan Commitment as in effect on September 29, 1997 shall be automatically reduced by the percentages set forth below:


                                                 Quarterly Percentage
                                                 Reduction of Revolving Loan
                                                 Commitment as in Effect
          Dates of Reduction                     on September 29, 1997
          ------------------                     ---------------------
          September 30, 1997
          and December 31, 1997                              1.0500%

          March 31, 1998, June 30,
          1998, September 30, 1998
          and December 31, 1998                              2.2500%

          March 31, 1999, June 30,
          1999, September 30, 1999
          and December 31, 1999                              3.3250%

          March 31, 2000, June 30,
          2000, September 30, 2000
          and December 31, 2000                              3.3250%

                                                 Quarterly Percentage
                                                 Reduction of Revolving Loan
                                                 Commitment as in Effect
          Dates of Reduction                     on September 29, 1997
          ------------------                     ---------------------
          March 31, 2001, June 30,
          2001, September 30, 2001
          and December 31, 2001                              4.4500%

          March 31, 2002, June 30,
          2002, September 30, 2002
          and December 31, 2002                              5.4500%

          March 31, 2003, June 30,
          2003, September 30, 2003
          and December 31, 2003                              5.6750%

          The Borrower shall make a repayment of the Revolving Loans outstanding, together with accrued interest thereon, on or before the effective date of each reduction in the Revolving Loan Commitment under this Section 2.5(a), such that the aggregate principal amount of the Revolving Loans outstanding at no time exceeds the Revolving Loan Commitment as so reduced. In addition, any remaining unpaid principal and interest under the Revolving Loan Commitment shall be due and payable in full on the Maturity Date."

     (b)  Section 2.7 of the Loan Agreement, Scheduled Repayments, is hereby
                                             --------------------
amended by deleting existing subsection (a)(i) thereto in its entirety and by substituting the following therefor:

          "(i)  For the Term Loan.  Commencing September 30, 1997, the principal
                -----------------
     balance of the Term Loan shall be amortized in consecutive quarterly installments on September 30, December 31, March 31 and June 30 of each year until paid in full, in such amounts as follows:

                                                    Percent of Principal
                                                    Due on Last Day
               Payment Dates                        of Each Quarter
               -------------                        ---------------
September 30, 1997 and
   December 31, 1997                                     1.0500%

March 31, 1998, June 30, 1998,
 September 30, 1998 and
   December 31, 1998                                     2.2500%

March 31, 1999, June 30, 1999,
 September 30, 1999 and
   December 31, 1999                                     3.3250%

March 31, 2000, June 30, 2000,
 September 30, 2000 and
   December 31, 2000                                     3.3250%

March 31, 2001, June 30, 2001,
 September 30, 2001 and
   December 31, 2001                                     4.4500%

March 31, 2002, June 30, 2002,
 September 30, 2002 and
   December 31, 2002                                     5.4500%

March 31, 2003, June 30, 2003,
 September 30, 2003 and
   December 31, 2003                                    5.6750%"


     (c)  Section 2.7(b) of the Loan Agreement, Repayments Upon Sales of Assets
                                                -------------------------------
and Asset Swaps, is hereby amended by deleting the existing Section 2.7(b) in
---------------
its entirety and by substituting the following therefor:

          "(b)  Repayments Upon Sales of Assets and Asset Swaps.  Except as
                -----------------------------------------------
     provided below with respect to Permitted Asset Swaps, in the event of any sale, lease, transfer or other disposition of assets permitted hereunder, excluding any such sale, lease, transfer or other disposition of assets by the Borrower or any of its Subsidiaries in the ordinary course of business (collectively, "Asset Sales"), to the extent that the Net Proceeds with respect thereto (when taken together with the Net Proceeds of all other Asset Sales made subsequent to the Agreement Date) are in excess of $7,500,000 in the aggregate for all Asset Sales made during the period from the Agreement Date to the Final Maturity Date, the Borrower shall, on the date of such sale, lease, transfer or other disposition, make a repayment of the principal of the Term Loan and the Fund Loans then outstanding (on a weighted pro rata basis between such Loans) in an amount equal to the Net Proceeds in excess of the first $7,500,000 of all such Asset Sales. Any such Net Proceeds which constitute a portion of the sales price which was previously held in escrow or paid in installments shall be paid to the extent required by the terms hereof to the Banks as a repayment of principal at such time as such Net Proceeds are received by the Borrower. In the event the Borrower elects to enter into a Permitted Asset Swap, the Borrower shall, on the date it sells, leases, transfers or otherwise disposes of all or substantially all of its interests in the cable television system owned by the Borrower or any of its Subsidiaries in the State of Connecticut, deposit in an escrow account with the Administrative Agent an amount equal to the Net Proceeds of such sale, lease, transfer or other disposition. The amount deposited in such escrow account shall be held in such escrow account until the earlier to occur of the consummation of the Permitted Asset Swap or the first anniversary of the sale, lease, transfer or other disposition of such Connecticut assets or interests relating thereto. Amounts held in such escrow account may be invested as permitted under Section 7.6(i), (ii) and (iii) hereof, or as otherwise agreed to by the Borrower and the Administrative Agent. Net Proceeds held in escrow by the Administrative Agent may be used by the Borrower at any time prior to the first anniversary of such sale, lease, transfer or other disposition of Connecticut assets or interests to consummate a Permitted Asset Swap or to repay the principal amount of the Term Loan and the Fund Loans (on a weighted pro rata basis between such Loans). All Net Proceeds remaining in escrow with the Administrative Agent pursuant to this Section 2.7(b) on such first anniversary date shall be immediately applied to repay the principal amount of the Term Loan and the Fund Loans (on a weighted pro rata basis between such Loans). All amounts paid by the Borrower pursuant to this subsection shall be applied to principal of the Term Loan and the Fund Loans, respectively, pro rata over the applicable repayment schedule set forth in Section 2.7(a) above."

     3.   Amendments to Article 5.
          -----------------------

     (a)  Section 5.9 of the Loan Agreement, Use of Proceeds, is hereby amended
                                             ---------------
by deleting existing Section 5.9 in its entirety and by substituting the following therefor:

          "Section 5.9  Use of Proceeds.  On and after the effective date of the
                        ---------------
     Third Amendment to this Agreement, the

          Borrower will use the aggregate proceeds of the Revolving Loans (as set forth in the Requests for Advances issued from time to time hereunder) to finance Capital Expenditures; to finance the acquisition of the CCIP Assets pursuant to the CCIP Acquisition Agreement and related transaction costs; subject to compliance with Section 7.12 hereof, to finance the acquisition of the Office Building Assets pursuant to the Office Building Acquisition Agreement and related transaction costs; for working capital and for other general partnership needs as permitted under this Agreement."

          4.   Amendments to Article 7.
               -----------------------

          (a)  Section 7.1 of the Loan Agreement, Indebtedness of the Borrower,
                                                  ----------------------------
is hereby amended by deleting existing subsections (c), (e) and (g) in their respective entireties and by substituting the following therefor:

               "(c) Capitalized Lease Obligations in an amount not in excess of $4,500,000 in the aggregate;"

               "(e) Any other Indebtedness (including, without limitation, Indebtedness secured by Permitted Liens) in an aggregate outstanding principal amount at any time not to exceed $7,500,000 of which not more than $4,500,000 in an aggregate outstanding principal amount at any time may be used for Indebtedness with respect to performance bonds, letters of credit and similar instruments securing the contractual obligations of the Borrower;"

               "(g) Indebtedness arising under payment and performance bonds and letters of credit issued for the Borrower's account, or the account of a Subsidiary of the Borrower, in the ordinary course of the Borrower's or such Subsidiary's business in favor of the grantors of the Licenses and the Pole Agreements, in an aggregate amount not to exceed $4,500,000."

          (b)  Section 7.4 of the Loan Agreement, Liquidation, Change in
                                                  ----------------------
Ownership, Disposition or Acquisition of Assets, is hereby amended by deleting
-----------------------------------------------
existing subsection (a)(iv) in its entirety and by substituting the following therefor:

          "(iv) except pursuant to a Permitted Asset Swap, sell, lease, abandon, transfer or otherwise dispose of any of its assets, property or business to the extent that the fair market value of such assets exceeds $7,500,000 in the aggregate during the term hereof (excluding such sales, leases, transfers or other dispositions in the ordinary course of the Borrower's or any of its Subsidiaries' business)."

          (c)  Section 7.4 of the Loan Agreement, Liquidation, Change in
                                                  ----------------------
Ownership, Disposition or Acquisition of Assets, is hereby further amended by
-----------------------------------------------
deleting existing subsections (b)(iv) and (ix) in their respective entireties and by substituting the following therefor:

          "(iv) so long as no Default hereunder then exists or would be caused thereby, acquisitions of cable television systems for a purchase price not to exceed $7,500,000 in the aggregate in any fiscal year and $15,000,000 in the aggregate during the term hereof, plus the aggregate amount of any Excess Cash Flow which, in accordance with
          Section 7.7(c) hereof, would be permitted to be distributed to the Partners and which are not so distributed,"

          "(ix) the CCIP Acquisition and the Office Building Acquisition, subject to the terms and conditions of this Agreement."

          (d)  Section 7.7 of the Loan Agreement, Restricted Payments and
                                                  -----------------------
Purchases, is hereby amended by deleting existing subsections (b), (c) and (h)
---------
thereof in their respective entireties and by substituting the following therefor:

               "(b) so long as no Default hereunder then exists or would be caused thereby, during the period from January 1, 1995 through and including December 31, 2000, (i) pay management fees and financial advisory fees in an aggregate amount for any fiscal year not to exceed $5,250,000, except that with respect to the fiscal year ending December 31, 1995, such amount shall not exceed $3,750,000, and (ii) reimburse Kelso for all reasonable out of pocket expenses incurred by it in connection with its services under the Financial Advisory Agreement, all as the same may become due and payable under the Management Agreement and the Financial Advisory Agreement, or, in the case of the General Partner, the predecessors to such Agreements;"

               "(c) subject to the provisions of Section 2.7(c) hereof, so long as no Default hereunder then exists or would be caused thereby, and so long as the Leverage Ratio is less than 4.5:1, on or after April 30, 1999 and on or after each April 30th thereafter, use up to fifty percent (50%) of Annual Excess Cash Flow for the most recently ended fiscal year of the Borrower to (i) make distributions to the Partners, or (ii) make acquisitions otherwise permitted under Section 7.4(b) hereof;"

               "(h) (i) pay to Kelso and/or the Manager a search and acquisition fee in an aggregate amount not to exceed $1,600,000 on the CCIP Acquisition Date, and (ii) reimburse Kelso for all reasonable out of pocket expenses incurred by Kelso in connection with its providing search and acquisition services to the Borrower with respect to the Borrower's acquisition of the United Video Assets and the Omega Assets."

          (e)  Section 7.8 of the Loan Agreement, Leverage Ratio, is hereby
                                                  --------------
amended by deleting the existing table contained in existing Section 7.8 in its entirety and by substituting the following therefor:

                                                Leverage
                "Period                          Ratio
                 ------                          -----
          From January 18, 1995                  6.50:1
           through June 30, 1996

          From July 1, 1996                      6.25:1
           through December 31, 1996

          From January 1, 1997                   6.00:1
           through September 30, 1997

          From October 1, 1997 through June      5.50:1
           30, 1998

          From July 1, 1998                      5.00:1
           through December 31, 1998

          From January 1, 1999                   4.50:1
           through December 31, 1999

          From January 1, 2000 and               4.00:1"
           thereafter

          (f)  Section 7.9 of the Loan Agreement, Annualized Operating Cash Flow
                                                  ------------------------------
to Fixed Charges Ratio, is hereby amended by deleting the date "March 31, 1997"
----------------------
appearing in the first line thereof and replacing it with the date "September 30, 1997."

          (g)  Section 7.12 of the Loan Agreement, Real Estate, is hereby
                                                   -----------
amended by deleting existing Section 7.12 thereof in its entirety and by substituting the following therefor:

               "Section 7.12  Real Estate.  The Borrower shall not, and shall
                              -----------
     not permit any of its Subsidiaries to, purchase or become obligated to purchase real estate (other than easements, rights-of-way, restrictions and other similar encumbrances on the use of real property), other than purchases, with a value of less than $500,000 for any single purchase, and less than $1,000,000 in the aggregate for all purchases after the Agreement Date. Notwithstanding the foregoing, the Borrower may purchase the Office Building Assets pursuant to the Office Building Acquisition Agreement provided that (i) the Borrower grants a mortgage securing the Obligations to the Administrative Agent and delivers to the Administrative Agent all other documentation, including, without limitation, opinions of counsel, policies of title insurance, and a Phase I environmental audit which in the reasonable opinion of the Administrative Agent are appropriate with respect to such grant, including any documentation requested by the Banks (collectively, the "Mortgage Documents") and (ii) not less than five (5) days prior to the Office Building Acquisition Date, the Borrower shall have provided the Administrative Agent with copies of the Office Building Acquisition Agreement, the Mortgage Documents and all other documents related to the transfer of the Office Building Assets to the Borrower, including, without limitation, lien search results from appropriate jurisdictions with respect to the Office Building Assets, all of which shall be certified by an Authorized Signatory to be true, complete and correct, and all of which shall be in form and substance satisfactory to the Administrative Agent."

     (h)  Section 7.13 of the Loan Agreement, Limitation on Leases, is hereby
                                              --------------------
amended by deleting the existing subsection (x) in its entirety and by substituting the following therefor:

     "(x) payments under leases to be used in connection with the operation of its business which, when aggregated with all other payments under such leases by the Borrower and its Subsidiaries would not exceed in the aggregate during any one fiscal year of the Borrower, $2,500,000, and during the term of this Agreement, $15,000,000, and"

     (i)  Section 7.15 of the Loan Agreement, Capital Expenditures, is hereby
                                              --------------------
amended by deleting the existing table and the last sentence contained in existing Section 7.15 in its entirety and by substituting the following therefor:

                                                    Capital
              "Period                          Expenditures Limit
               ------                          ------------------
     From January 18, 1995                         $23,500,000
      through December 31, 1995
     From January 1, 1996                          $36,650,000
      through December 31, 1996

                                              Capital
                     "Period            Expenditures Limit
                     -------            ------------------
        From January 1, 1997               $16,300,000
           through June 30, 1997

There shall be no dollar limitation on Capital Expenditures after June 30, 1997. Notwithstanding the foregoing, the Borrower may, during the 1996 calendar year, expend an additional $3,650,000 for the purchase of the Office Building Assets subject to compliance with Section 7.12 hereof."

     (j)  Section 8.1 of the Loan Agreement, Events of Default, is hereby
                                             -----------------
amended by deleting the existing subsections (h), (k) and (l) in their respective entireties and by substituting the following therefor:

          "(h) A final judgment shall be entered by any court against the Borrower or any of the Borrower's Subsidiaries for the payment of money which exceeds any insurance coverage which is uncontested by the insurance carrier by $4,500,000 or more, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of the Borrower's Subsidiaries which, together with all other such property of the Borrower or any of the Borrower's Subsidiaries subject to other such process, exceeds in value any insurance coverage which is uncontested by the insurance carrier by $4,500,000 or more in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;"

          "(k) There shall occur any failure by the Borrower or any of the Borrower's Subsidiaries to pay any Indebtedness when due (after any applicable cure period) or there shall occur any default which entitles the holders to accelerate the maturity thereof under, in either case, any agreement or instrument evidencing Indebtedness of the Borrower or any of the Borrower's Subsidiaries in an aggregate principal amount exceeding $4,500,000; or there shall occur any material default under any Interest Rate Hedge Agreement having a notional principal amount of $4,500,000 or more;"

          "(l) There shall occur any default which entitles the holders to accelerate the maturity thereof under any agreement or instrument evidencing Indebtedness for Money

     Borrowed of Holdings, CCELP or the General Partner, in an aggregate principal amount exceeding $4,500,000;"

     5.   Counterparts. This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     6.   Governing Law. This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     7.   Severability. Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     8.   No Other Amendment or Waiver. Except for the amendments set
          ----------------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     9.   Representations and Warranties. The Borrower hereby represents and
          ------------------------------
warrants in favor of the Agents and the Banks as follows:

     (a) The Borrower has the partnership power and authority (i) to enter into this Amendment and to consummate the acquisition of the CCIP Assets and the Office Building Assets as contemplated hereby and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

     (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

     (c) The execution and delivery of this Amendment, the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, and the consummation by the Borrower of the acquisition of the CCIP Assets and the Office Building Assets as contemplated hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or be in conflict with the partnership agreement or other similar agreement of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is a party or by which any of its assets or properties are or may become bound.

     10.  Conditions Precedent. The effectiveness of this Amendment is subject
          --------------------
to the prior fulfillment of each of the following conditions:

     (a)  Each of the Banks shall have received a duly executed Revolving Loan
Note in substantially the form attached hereto as Exhibit A, which promissory
                                                  ---------
notes shall be deemed to be "Notes" under the Loan Agreement and the other Loan Documents for all purposes hereafter;

     (b) The Administrative Agent or the Banks, as appropriate, shall have received each of the following, in form and substance satisfactory to the Administrative Agent and the Banks:

          (i) A certificate, signed by an Authorized Signatory of the Borrower, certifying on the date hereof that there exists no Default under the Loan Agreement, after giving effect to this Amendment, and demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10 and 7.15 of the Loan Agreement, after giving effect to this Amendment and the consummation of the Borrower's acquisition of the CCIP Assets and the Office Building Assets;

     (ii) All documentation required under Section 5.13 of the Loan Agreement with respect to the Borrower's acquisition of the CCIP Assets and the Office Building Assets;

    (iii) Copies of the CCIP Acquisition Agreement and the Office Building Acquisition Agreement and all other documents related to the transfer of the CCIP Assets and the Office Building Assets to the Borrower, including, without limitation, lien search results from appropriate jurisdictions with respect to the CCIP Assets and the Office Building Assets, all of which shall be certified by an Authorized Signatory to be true, complete and correct as of the date hereof, together with duly executed UCC-1 financing statements and other collateral documentation deemed reasonably necessary by the Administrative Agent to reflect or perfect the Security Interest of the Administrative Agent (for itself and on behalf of the Banks) in such assets;

     (iv) Opinions of general counsel and in-house counsel to the Borrower and its Subsidiaries, addressed to the Banks and the Administrative Agent and satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

      (v) Opinions or comfort letters regarding the CCIP Assets and the Office Building Assets and the CCIP Acquisition Agreement and the Office Building Acquisition Agreement given by FCC counsel to the Borrower, addressed to the Banks and the Administrative Agent and satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

      (v) Reliance letters regarding opinions of counsel to Cencom Cable Income Partners, L.P. and AEtna Life Insurance Company, in form and substance satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof;

     (vi) Evidence satisfactory to the Administrative Agent and its special counsel that the Borrower has acquired the CCIP Assets pursuant to the CCIP Acquisition Agreement and the Office Building Assets pursuant to the Office Building Acquisition Agreement;

   (viii) Duly executed Certificate of Financial Condition dated as of the date hereof;

     (ix) Copies of all approvals or consents regarding the transfer to the Borrower of all franchises and contracts constituting a part of the CCIP Assets and the Office Building Assets;

          (x) Pro forma balance sheet with respect to the Borrower, after giving effect to the transactions contemplated hereby; and

         (xi) All such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so reasonably requested.

     (c) The Licenses constituting a part of the CCIP Assets and the Office Building Assets shall be in form and substance satisfactory to the Administrative Agent, and the Administrative Agent shall have received evidence reasonably satisfactory to it that all Necessary Authorizations, including all necessary consents to the consummation of the Borrower's acquisition of the CCIP Assets and the Office Building Assets and the other transactions contemplated hereby, from the grantors of the Licenses have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating.

     (d) The Administrative Agent for each of the Banks shall have received from the Borrower for the account of the Banks an amendment fee (the "Amendment Fee") by wire transfer of immediately available funds equal to the product of (i) each Bank's pro rata portion of the Revolving Loan Commitment, the Term Loan Commitment and the Fund Loan Commitment as of the day immediately prior to the effective date of this Amendment, multiplied by (ii) 0.10%, and all other fees payable to the Administrative Agent or any Bank in connection herewith.

     11.     Loan Documents. This document shall be deemed to be a Loan Document
             --------------
for all purpose.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:                               CHARTER COMMUNICATIONS ENTERTAINMENT I,
                                        L.P., a Delaware limited partnership

                                        By: Its General Partner

                                        CCA ACQUISITION CORP., a Delaware
                                        corporation

                                             /s/ Jeffrey Sanders
                                        By:  ___________________________________
                                             Its: Executive Vice President

ADMINISTRATIVE AGENT:                   TORONTO DOMINION (TEXAS), INC., as
                                        Administrative Agent

                                             /s/ Melissa B. Nigro
                                        By:  ___________________________________
                                             Its: Vice President

DOCUMENTATION AGENTS:                   TORONTO DOMINION (TEXAS), INC., as a
                                        Documentation Agent

                                             /s/ Melissa B. Nigro
                                        By:  ___________________________________
                                             Its: Vice President

                                        CHEMICAL BANK, as a Documentation
                                        Agent

                                             /s/ Ann B. Kern
                                        By:  ___________________________________
                                             Its: Vice President

THIRD AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
Signature Page 1

MANAGING AGENTS:                        TORONTO DOMINION (TEXAS), INC., as a
                                        Managing Agent

                                             /s/ Melissa B. Nigro
                                        By:  ___________________________________
                                             Its: Vice President

                                        CHEMICAL BANK, as a Managing Agent

                                             /s/ Ann B. Kern
                                        By:  ___________________________________
                                             Its: Vice President

                                        CIBC INC., as a Managing Agent

                                             /s/ Matthew B. Jones
                                        By:  ___________________________________
                                             Its: Director

                                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                                        as a Managing Agent

                                             /s/ Mark D. Thorsheim
                                        By:  ___________________________________
                                             Its: Authorized Signatory

                                        NATIONSBANK, N.A., as a Managing Agent

                                             /s/ Jennifer Zydney
                                        By:  ___________________________________
                                             Its: Vice President

CO-AGENTS:                              BANQUE PARIBAS, as a Co-Agent

                                             /s/ Stephen J. Healey
                                        By:  ___________________________________
                                             Its: Vice President

                                             /s/ John Cate
                                        By:  ___________________________________
                                             Its: Vice President

                                        UNION BANK, as a Co-Agent

THIRD AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
Signature Page 2
22910426 .W51

                              By:  /s/  Michael K. McShane
                                 -------------------------------------------
                                  Its:  Vice President


BANKS:                        TORONTO DOMINION (TEXAS), INC., as a
                              Banks

                              By:  /s/  Melissa B. Nigro
                                 -------------------------------------------
                                 Its:   Vice President


                              CHEMICAL BANK, as a Bank

                              By:  /s/  Ann B. Kern
                                 -------------------------------------------
                                 Its:   Vice President


                              CIBC INC., as a Bank

                              By:  /s/  Matthew B. Jones
                                 -------------------------------------------
                                 Its:   Director


                              CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                              as a Bank

                              By:  /s/  Mark D. Thorsheim
                                 -------------------------------------------
                                 Its:   Authorized Signatory


                              NATIONSBANK, N.A., as a Bank

                              By:  /s/  Jennifer Zydney
                                 -------------------------------------------
                                 Its:   Vice President


                              BANQUE PARIBAS, as a Bank

                              By:  /s/  Stephen J. Healey
                                 -------------------------------------------
                                 Its:   Vice President


                              By:  /s/  John Cate
                                 -------------------------------------------
                                 Its:   Group Vice President

THIRD AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
Signature Page 3
22910426 .W51

                              UNION BANK, as a Bank

                              By:  /s/  Michael K. McShane
                                 -------------------------------------------
                                 Its:   Vice President


                              CORESTATES BANK, N.A., as a Bank

                              By:  /s/  Anthony B. Parisi
                                 -------------------------------------------
                                 Its:   Assistant Vice President


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., as a Bank

                              By:  /s/  Armund Schoen Jr.
                                 -------------------------------------------
                                 Its:   Vice President


                              MERCANTILE BANK OF ST. LOUIS
                              NATIONAL ASSOCIATION, as a Bank

                              By:  /s/  Gregory D. Knudsen
                                 -------------------------------------------
                                 Its:   Vice President


                              NATWEST BANK N.A., as a Bank

                              By:  /s/  Adam Bester
                                 -------------------------------------------
                                 Its:   Vice President


                              FIRST NATIONAL BANK OF MARYLAND, as a
                              Bank

                              By:  /s/  Mark L. Cook
                                 -------------------------------------------
                                 Its:   Senior Vice President


                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                              INCOME TRUST, as a Bank

                              By:  /s/  Jeffrey W. Maillet
                                 -------------------------------------------
                                 Its:   Senior Vice President


THIRD AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
Signature Page 4
22910426. W51

                              BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                              as a Bank

                              By:  /s/  Timothy Daileader
                                 -------------------------------------------
                                 Its:   Assistant Vice President

                              By:  /s/  Frederick K. Kammler
                                 -------------------------------------------
                                 Its:   Vice President


                              PRIME INCOME TRUST, as a Bank

                              By:  /s/  Rafael Scolari
                                 -------------------------------------------
                                 Its:   Vice President--Portfolio Manager


                              SENIOR DEBT PORTFOLIO, as a Bank
                              By:  Boston Management and Research, as
                              Investment Advisor

                              By:  /s/  Barbara Campbell
                                 -------------------------------------------
                                 Its:   Assistant Treasurer


                              MERRILL LYNCH SENIOR FLOATING RATE FUND,
                              INC., as a Bank

                              By:  /s/  Anthony R. Clemente
                                 -------------------------------------------
                                 Its:   Authorized Signatory


                              AERIES FINANCE LTD., as Registered
                              Noteholder

                              By:  /s/  Andrew Wignall
                                 -------------------------------------------
                                 Its:   Director


                              MERRILL LYNCH PRIME RATE PORTFOLIO, as a
                              Bank

                              By:  /s/  Anthony R. Clemente
                                 -------------------------------------------
                                 Its:   Authorized Signatory


THIRD AMENDMENT TO LOAN AGREEMENT
CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
Signature Page 5
22910426. W51